Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel L. Comas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Potomac Holding LLC’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Potomac Holding LLC.

Date:	June 9, 2015	By:	/s/ Daniel L. Comas
		Name:	Daniel L. Comas
		Title:	Chief Financial Officer and Chief Accounting Officer

This certification accompanies the Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Potomac Holding LLC specifically incorporates it by reference.